Acquisitions and Other	12 Months Ended
Dec. 31, 2021
Business Combinations 1 [Abstract]
Acquisitions and Other

3. Acquisitions and Other
Pinnacle Care International, Inc.
On July 1, 2021, we completed the acquisition of Pinnacle Care International, Inc. (“PinnacleCare”). Total consideration for the 100% acquisition of PinnacleCare was cash of $110, which mainly comprises of goodwill and intangibles. Goodwill of $45, recognized as a part of the acquisition, represents the value of synergies from the integration of PinnacleCare into the U.S. Group Benefits business. Intangible assets of $64, recognized as a part of the acquisition, represent the value of customer relationships acquired with the business.

PinnacleCare is a U.S. health-care navigation and medical intelligence service which expands our medical stop-loss business. The acquisition now forms part of our U.S. Group Benefits business. This acquisition will expand our medical stop-loss business by improving the care experience, costs and outcomes for both the employee and employer.

The fair values of the identifiable assets and liabilities are subject to refinement and may be retroactively adjusted to reflect new information obtained about facts and circumstances that existed at the acquisition date during the measurement period.
Crescent Capital Group LP
On January 5, 2021, we purchased 51% of Crescent Capital Group LP (“Crescent”), a U.S.-based global alternative credit investment manager, as well as the ability to acquire the remaining interest in the future. Crescent is reported in the SLC Management business unit within our Asset Management business segment. Consideration included $308 in cash and $6 of contingent consideration to the former owners of Crescent. The acquisition will extend SLC Management's solutions in alternative credit.

The fair values of the identifiable assets and liabilities acquired were:

As at January 5, 2021
Intangible assets	$341
Net liabilities	(119)
Total identifiable net assets at fair value	222
Non-controlling interest(1)	(317)
Goodwill arising on acquisition	409
Total consideration	$314

(1)     We have elected to measure NCI at fair value for this acquisition. The fair value was determined by calculating the proportionate share of the present value of future cash flows relating to NCI. Significant assumptions inherent in the valuation of NCI include the estimated after-tax cash flows expected to be received and an assessment of the appropriate discount rate.

The fair values of the identifiable assets and liabilities are subject to refinement and have been retroactively adjusted to reflect new information obtained about facts and circumstances that existed at the acquisition date during the measurement period.

Crescent minority shareholders also have the option to require us to purchase their shares (“put option”) in 2026. We have a call option to acquire the remaining outstanding shares held by these minority shareholders commencing in 2026. The fair value of the put option liability was recognized in Other financial liabilities and any excess over the carrying amounts arising from transactions relating to non-controlling shareholders was recorded as a reduction to Retained earnings. Any changes to the carrying value of the financial liability after the acquisition date will be recognized in the Consolidated Statements of Operations. The agreement also includes a contingent payment based on the achievement of certain milestones.

At the date of acquisition, the impact to our assets, liabilities and equity is as follows:

As at January 5, 2021	Share purchase	Put option adjustments	Total
Cash consideration	$(308)	$—	$(308)
Intangible assets	341	—	341
Goodwill(1)	409	—	409
Total assets	$442	$—	$442
Net liabilities	$(119)	$—	$(119)
Other financial liabilities – Contingent consideration	(6)	—	(6)
Other financial liabilities – Put option	—	(441)	(441)
Total liabilities	$(125)	$(441)	$(566)
Non-controlling interest(2)	$(317)	$302	$(15)
Retained earnings	—	139	139
Total equity	$(317)	$441	$124
(1)     Goodwill of $409 reflects non-contractual customer relationships and is tax deductible.
(2)     The remaining $15 represents specifically identifiable assets where the risks and rewards accrue to the minority shareholders of Crescent Capital Group, and the related NCI interests are not a party to the put option.
InfraRed Capital Partners
On July 1, 2020, we acquired 80% of InfraRed Capital Partners ("InfraRed"), a UK-based global infrastructure and real estate investment manager, as well as the ability to acquire the remaining interest in the future. InfraRed is reported in the SLC Management business unit within our Asset Management business segment. Consideration included approximately $517 in cash and $29 of contingent consideration to the former owners of InfraRed. InfraRed's infrastructure platform focuses on value-add investing in both greenfield and brownfield assets worldwide across social, transportation, and renewable energy sectors; while InfraRed's real estate platform is a combination of European and Asian value-add strategies. This acquisition provided SLC Management with capabilities in infrastructure equity, a fit with SLC Management’s mission to provide a broad spectrum of solutions built on alternative asset classes and liability-driven investing strategies.
The fair values of the identifiable assets and liabilities acquired were:

As at July 1, 2020
Intangible assets	$357
Net assets	97
Deferred tax liabilities	(67)
Total identifiable net assets at fair value	387
Financial liability	(129)
Goodwill arising on acquisition(1)	288
Total consideration(2)	$546

(1)    Goodwill of $288 reflects InfraRed’s non-contractual customer relationships.
(2)    Amount includes $29 of contingent consideration.

The NCI of 20% will be recognized as a financial liability initially measured at fair value and subsequently measured at amortized cost. Any changes to the carrying value of the financial liability will be recognized in the Consolidated Statements of Operations. As part of the transaction, InfraRed minority shareholders have the option to require us to purchase their shares in 2024. We have a call option to acquire the remaining outstanding shares in InfraRed commencing in 2025.
Acquisitions and Other
On December 13, 2021, we announced that Canadian Premier Life Insurance Company ("Canadian Premier") has entered into an agreement to acquire our sponsored markets business. Sponsored markets include a variety of association & affinity, and group creditor clients. The transaction is expected to close in early 2023, subject to satisfaction of customary closing conditions, including receipt of regulatory approvals.

On October 3, 2021, we entered into an agreement to acquire DentaQuest Group, Inc. ("DentaQuest"), a U.S.-based dental benefits provider, for approximately $3,100 (US$2,475). Upon close of the transaction, DentaQuest will become part of the Sun Life U.S. business segment. The transaction is expected to close in the first half of 2022, subject to receipt of regulatory approvals and satisfaction of customary closing conditions.

On February 1, 2021, the second stage of our acquisition of the pension business of FWD Life Insurance Company (Bermuda) Limited ("FWD") was completed for net proceeds of $17. Included in the acquisition were $480 in Invested assets and $480 of Investment contract liabilities.

On November 18, 2020, we entered into a 15-year exclusive bancassurance partnership with Asia Commercial Joint Stock Bank ("ACB") effective January 1, 2021. The partnership significantly expands our distribution capabilities in Asia. An initial payment of $471 was made in January 2021, based on the contractual terms of the agreement. The initial payment was capitalized as an intangible asset and will be amortized over the life of the contract based on a units-of-production method.